UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 23, 2003

MARKWEST HYDROCARBON, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-11566	84-1352233
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

155 Inverness Drive West, Suite 200, Englewood, CO		80112-5000
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 303-290-8700

N/A

(Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS AND REQUIRED FD DISCLOSURE

On October 23, 2003, MarkWest Hydrocarbon, Inc. issued a press release announcing that John M. Fox, the current Chairman, President and Chief Executive Officer of MarkWest Hydrocarbon, Inc. (“MarkWest Hydrocarbon”) and MarkWest Energy Partners, L.P. (“MarkWest Energy Partners”), has advised the Boards of Directors of MarkWest Hydrocarbon and the general partner of MarkWest Energy Partners of his plans to retire as Chief Executive Officer effective December 31, 2003.  As part of the management transition, the Boards also announced the resignation of Mr. Fox as President effective November 1, 2003, and the appointment of Frank M. Semple as President as of such date. To facilitate an orderly transition, Mr. Fox will continue in his role as Chief Executive Officer during the remainder of the calendar year, after which time Mr. Semple will also assume the position of Chief Executive Officer. The press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) Financial Statements of Businesses Acquired.

N/A

(b) Pro forma Financial Information.

N/A

(c) Exhibits.

Exhibit No.	Exhibit Description

99.1	Press Release dated October 23, 2003

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MARKWEST HYDROCARBON, INC.
(Registrant)

Date: October 29, 2003	By:	/s/ Donald C. Heppermann
Donald C. Heppermann, Senior Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release dated October 23, 2003